UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K/A
(Amendment No. 2)
____________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2026
____________________
Kodiak Gas Services, Inc.
(Exact name of registrant as specified in its charter)
______________________

Delaware	001-41732	83-3013440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9950 Woodloch Forest Dr., 19th Floor, The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)
(936) 539-3300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KGS	New York Stock Exchange NYSE Texas, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 2 on Form 8-K/A (this “Amendment”) is being filed by Kodiak Gas Services, Inc., a Delaware corporation (the “Company”), to amend and supplement its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2026 (the “Original Report”). As previously disclosed in the Original Report, on April 1, 2026, the Company completed the acquisition of all of the issued and outstanding membership interests of Distributed Power Solutions, LLC, a Texas limited liability company (“DPS”), pursuant to that certain Membership Interest Purchase Agreement, dated as of February 5, 2026, by and among the Company, Kodiak Gas Services, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, DPS, Mustang PRS, LLC, a Texas limited liability company, and Louisiana Machinery Company, L.L.C., a Louisiana limited liability company (the “Acquisition”).
The Company is filing this Amendment solely to supplement Item 9.01 of the Original Report with unaudited pro forma combined financial information for the six months ended June 30, 2026, giving effect to the Acquisition as if it had been consummated on January 1, 2025. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original Report.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
Not applicable.
(b) Pro forma financial information.
The Company’s unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2026 is filed herewith and attached hereto as Exhibit 99.1 and is incorporated by reference herein.
d) Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Information of the Company for the six months ended June 30, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kodiak Gas Services, Inc.

Date: September 28, 2026	By:	/s/ Jennifer Howard
	Name:	Jennifer Howard
	Title:	Executive Vice President, General Counsel,
Chief Compliance Officer and Corporate Secretary